Exhibit 10.12





                                SEVENTH AMENDMENT
                             TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT
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Seventh  Amendment  dated as of October 1, 1997 to  Amended  and  Restated
Revolving Credit Agreement (the "Seventh Amendment"), by and among AVID TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and BANKBOSTON, N.A., as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of June 30, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Seventh Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SS.1.   AMENDMENT  TO SS.7 OF  THE  CREDIT  AGREEMENT.  Section  7.3  of the
Credit Agreement is hereby amended by deleting the text of ss.7.3(g) in its entirety and restating it as follows:

      (g) an Investment by the Borrower in Pluto Technologies, Inc. ("Pluto") in an aggregate amount of not more than $1,100,000 pursuant to a joint development and marketing agreement between the Borrower and Pluto; PROVIDED, that no Default or Event of Default has occurred and is continuing or would exist immediately after giving effect to such Investment.

SS.2.   CONDITIONS  TO  EFFECTIVENESS.  This Seventh  Amendment  shall not become effective until the Agent receives a counterpart of this Seventh Amendment executed by the Borrower, the Banks and the Agent.

SS.3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.5 of the Credit Agreement, PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Seventh Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Seventh Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

SS.5.   NO WAIVER.  Nothing  contained  herein  shall  constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

SS.6.   COUNTERPARTS.  This  Seventh  Amendment  may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

SS.7.   GOVERNING  LAW. THIS SEVENTH  AMENDMENT  SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as a document under seal as of the date first above written.

                                    AVID TECHNOLOGY, INC.



                                    By:   /s/ C. Edward Hazen
                                         ---------------------------
                                    Title: Treasurer


                                    BANKBOSTON, N.A.,
                                       individually and as Agent



                                    By:   /s/John B. Desmond
                                        ----------------------------
                                    Title: Vice President



                                    ABN AMRO BANK N.V.


                                    By:   /s/ Brian M. Horgan
                                         -------------------------
                                    Title: Vice President